UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2014 (November 24, 2014)

REGENCY ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.0.1 Other Events.

On November 24, 2014, Regency Energy Partners LP (the “Partnership”) and Regency Energy Finance Corp. (“Finance Corp” and, together with the Partnership, the “Issuers”) entered into certain supplemental indentures relating to the Issuers’ existing indentures, pursuant to which additional wholly owned subsidiaries of the Partnership guaranteed the obligations of the Issuers under such indentures.

The foregoing descriptions of the supplemental indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the supplemental indentures, copies of which are filed herewith as Exhibits 4.1 through 4.5 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

4.1*	Tenth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2*	Eighth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.3*	Seventh Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.4*	Fifth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.5*	First Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

November 28, 2014

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

4.1*	Tenth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2*	Eighth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.3*	Seventh Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.4*	Fifth Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

4.5*	First Supplemental Indenture dated as of November 24, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank National Association, as trustee.

*	Filed herewith